* * * Indicates confidential material omitted pursuant to a request for confidential treatment and filed with the Securities and Exchange Commission separately with a request for confidential treament

Supplemental Agreement No. 1

to

Purchase Agreement No. 3323

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 737-85C Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30 day of Sept, 2010, by and between THE BOEING COMPANY, (Boeing) and XIAMEN AIRLINES with its principal office in the city of Xiamen, Fujian Province, People's Republic of China (Buyer);

WITNESSETH:

WHEREAS, the parties hereto entered into Purchase Agreement No. 3323 dated April 18, 2008, relating to Boeing Model 737-85C aircraft (the Aircraft), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to add ten (10) additional aircraft (Block C Aircraft), and

WHEREAS, The parties desire to further amend the Purchase Agreement as set forth herein in order to delete the existing Table 1. Aircraft Information Table, and replace it with Table 2 for Block A, Block B aircraft, and add Table 3 for Block C Aircraft, and

WHEREAS, The parties desire to further amend the Purchase Agreement as set forth herein in order to delete the existing Exhibit A, Aircraft Configuration, and replace it with a new Exhibit Al for Block A, Block B aircraft, and add the Exhibit A2 for Block C Aircraft, and

P.A. No. 3323	S.A. 1

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to delete the existing Supplemental Exhibit BFE1, BFE Variables and replace it with a new Supplemental Exhibit BFE1, BFE Variables, and

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to add Letter Agreement 6-1165-LY-403, Special Matters, Block C Aircraft, and

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to add Letter Agreement 6-1165-LY-404, Aircraft Performance Gurantees, Block C Aircraft, and

WHEREAS, the parties desire further to amend the Purchase Agreement as set forth herein in order to add Letter Agreement 6-1165-LY-405, Payment Matters, Block C Aircraft, and

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to add Letter Agreement 6-1165-LY-407, Special Escalation Program, Block C Aircraft, and

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The Table of Contents is deleted in its entirety and a new Table of Contents is inserted in lieu thereof.

2.	Table 2, Block A, Block B Aircraft Delivery, Price and Advance Payments.

Table 1. Delivery, Price and Advance Payments is deleted in its entirely and Table 2 is inserted in lieu thereof.

3.	Table 3, Block C Aircraft Delivery. Price and Advance Payments.

A new Table 3, Block C Aircraft, Delivery, Price and Advance Payments is added to the Purchase Agreement.

4.	Exhibit A, Aircraft Configuration

Exhibit A, Aircraft Configuration, Block A & Block B aircraft is deleted in its entirety and a new Exhibit Al to include Boeing Sky Interior features is inserted in lieu thereof. Exhibit A2, Aircraft Configuration. Block C Aircraft is added to the Purchase Agreement

P.A. No. 3323	S.A. 1

5.	Supplemental Exhibit BFE1, BFE Variables.

Supplemental Exhibit BFE1, BFE Variables is deleted in its entirety and a new Supplemental Exhibit BFE1, BFE Variables is inserted in lieu thereof.

6.	Letter Agreement 6-1165-LY-403, Special Matters, Block C Aircraft

Letter Agreement 6-1165-LY-403, Special Matters, Block C Aircraft, is added to the Purchase Agreement

7.	Letter Agreement 6-1165-LY-404, Aircraft Performance Gurantee, Block C Aircraft

Letter Agreement 6-1165-LY-404, Aircraft Performance Gurantee, Block C Aircraft, is added to the Purchase Agreement

8.	Letter Agreement 6-1165-LY-405, Payment Matters, Block C Aircraft.

Letter Agreement 6-1165-LY-405, Payment Matters, Block C Aircraft, is added to the Purchase Agreement.

9.	Letter Agreement 6-1165-LY-407, Special Escalation Program, Block C Aircraft.

Letter Agreement 6-1165-LY-407, Special Escalation Program, Block C Aircraft is added to the Purchase Agreement.

P.A. No. 3323	S.A. 1

The Purchase Agreement shall be amended to the extent provided herein and, as so amended, shall continue in full force and effect.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

XIAMEN AIRLINES

By

Its

P.A. No. 3323	S.A. 1

TABLE OF CONTENTS

SA NUMBER
ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

~~1.~~	~~Aircraft Information~~ Deleted by	SA 1

2.	Aircraft Information Table, Block A, Blcok B Aircraft	SA 1

3.	Aircraft Information Table, Block C Aircraft	SA 1

EXHIBIT

~~A.~~	~~Aircraft Configuration~~ Deleted by	SA 1

Al	Aircraft Configuration, Block A, B Aircraft	SA 1

A2.	Aircraft Configuration, Block C Aircraft	SA 1

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

~~BFE1.~~	~~BFE Variables~~ Deleted by	SA 1

BEF	BEF Variables, Block A, Block and Block C Aircraft	SA 1

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

P.A. No. 3323

BOEING PROPRIETARY

SLP1. Service Life Policy Components

LETTER AGREEMENTS

3323-01	737 Spare Parts Initial Provisioning

3323-02	Aircraft Model Substitution

3323-03	Boeing Purchase of Buyer Furnished Equipment

3323-04	Government Approval

3323-05	Loading of Customer Software

3323-06	Right to Purchase Additional Aircraft

3323-07	Seller Purchased Equipment

3323-08	Special Matters

6-1165-LY-403	Special Matters, Block C Aircraft	SA 1

6-1165-CKR-1446	Liquidated Damages Non-Excusable Delay

6-1165-CKR-1447	Aircraft Performance Guarantees

6-1165-LY-404	Aircraft Performance Gurantees, Block C Aircraft	SA 1

6-1165-CKR-1448	Promotional Support (Follow-on Aircraft)

6-1165-CKR-1449	Volume Agreement

6-1165-CKR-1450	Payment Matters

6-I165-LY-405	Payment Matters, Block C Aircraft	SA 1

6-1165-CKR-1451	Shareholder Approval

6-1165-CKR-1452	Clarifications and Understandings

6-1165-CKR-1454	Special Escalation Program

6-1165-LY-407	Special Escalation Program, Block C Aircraft	SA 1

P.A. No. 3323

BOEING PROPRIETARY

Table 2 To
Purchase Agreement No. PA-03323
Aircraft Delivery, Description, Price and Advance Payment
(Block A, Block B Aircraft)

Airframe Model/MTOW:	737-800	171500 pounds	Detail Specification:	DO19A001X1A38P-TBD (BSI) (1/29/2010)
Engine Model/Thrust:	CFM56-7B24	24000 pounds	Airframe Price Base Year/Escalation Formula:	Jul-07	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECl):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		$105,000

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
Jan-2014	1	***	***	***	***	***	***
Apr-2014	1	***	***	***	***	***	***
May-2014	1	***	***	***	***	***	***
Jun-2014	1	***	***	***	***	***	***
Jul-2014	2	***	***	***	***	***	***
Aug-2014	1	***	***	***	***	***	***
Sep-2014	1	***	***	***	***	***	***
Oct-2014	1	***	***	***	***	***	***
Jan-2015	1	***	***	***	***	***	***
Mar-2015	1	***	***	***	***	***	***
May-2015	1	***	***	***	***	***	***
Jun-2015	1	***	***	***	***	***	***
Jul-2015	2	***	***	***	***	***	***

XIA-PA-03323 55021-1F.TXT	Boeing Proprietary	Page 1

Table 2 To
Purchase Agreement No. PA-03323
Aircraft Delivery, Description, Price and Advance Payment
(Block A, Block B Aircraft)

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
Aug-2015	2	***	***	***	***	***	***
Sep-2015	1	***	***	* * *	***	***	***
Oct-2015	2	***	***	***	***	***	***
Total:	20

XIA-PA-03323 55021-1F.TXT	Boeing Proprietary	Page 2

Table 3 To
Purchase Agreement No. PA-03323
Aircraft Delivery, Description, Price and Advance Payments
(Block C Aircraft)

Airframe Model/MTOW:	737-800	171500 pounds	Detail Specification:	XIA BSI SPEC TBD (1/29/2010)
Engine Model/Thrust:	CFM56-7B24	24000 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		— ***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		— ***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		$110,000

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
Jul-2015	1	***	***	***	***	***	***
Aug-2015	1	***	***	***	***	***	***
Sep-2015	2	***	***	***	***	***	***
Oct-2015	1	***	***	***	***	***	***
Dec-2015	1	***	***	***	***	***	***
Jan-2016	4	***	***	***	***	***	***
Total:	10

XIA-PA-03323 55373-1F.TXT	Boeing Proprietary	Page 1

Exhibit Al_Block A, Block B Aircraft	BOEING PROPRIETARY	9/6/2010-8:34 PM

CR	*** Title	2007 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 1

Exhibit A1_Block A, Block B Aircraft	BOEING PROPRIETARY	9/6/2010-8:34 PM

CR	*** Title	2007 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 2

Exhibit A1_Block A, Block B Aircraft	BOEING PROPRIETARY	9/6/2010-8:34 PM

CR	*** Title	2007 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 3

Exhibit A1_Block A, Block B Aircraft	BOEING PROPRIETARY	9/6/2010-8:34 PM

CR	*** Title	2007 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 4

Exhibit A1_Block A, Block B Aircraft	BOEING PROPRIETARY	9/6/2010-8:34 PM

CR	*** Title	2007 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 5

Exhibit A2_Block C Aircraft	BOEING PROPRIETARY	9/6/2010-8:36 PM

CR	*** Title	2008 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 1

Exhibit A2_Block C Aircraft	BOEING PROPRIETARY	9/6/2010-8:36 PM

CR	*** Title	2008 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 2

Exhibit A2_Block C Aircraft	BOEING PROPRIETARY	9/6/2010-8:36 PM

CR	*** Title	2008 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 3

Exhibit A2_Block C Aircraft	BOEING PROPRIETARY	9/6/2010-8:36 PM

CR	*** Title	2008 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 4

Exhibit A2_Block C Aircraft	BOEING PROPRIETARY	9/6/2010-8:36 PM

CR	*** Title	2008 $ Price Per A/C

P.A. 3323 SA 1	BOEING PROPRIETARY	Page 5

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit BFE1 to Purchase Agreement Number 3323

P.A. No. 3323	BFE1-1	SA 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	January 2, 2013

Galley Inserts	January 2, 2013

Seats (passenger)	November 1, 2012

Overhead & Audio System	February 1, 2013

In-Seat Video System	November 1, 2012

Miscellaneous Emergency Equipment	February 1, 2013

Cargo Handling Systems	February 1, 2013

P.A. No. 3323	BFE1-2	SA 1
BOEING PROPRIETARY

2.	On-dock Dates

On or before April 2013, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
[Month of Delivery]

	January 2014	April 2014
	Aircraft	Aircraft
Seats	11/18/2013	2/21/2014
Galleys/Furnishings	11/4/2013	2/14/2014
Antenna and Mounting Equipment	9/20/2013	12/20/2013
Avionics	11/4/2013	2/14/2014
Cabin Systems Equipment	11/4/2013	2/14/2014
Miscellaneous Emergeny Equipment	11/4/2013	2/14/2014
Textiles/Raw Material	7/22/2013	10/23/2013
Cargo Systems	10/21//2013	1/28/2014
Provision Kits	6/24/2013	9/27/2013
Radomes	9/13/2013	12/13/2013

P.A. No. 3323	BFE1-3	SA 1
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[Month of Delivery]

	May 2014 Aircraft	June 2014 Aircraft
Seats	3/21/2014	4/22/2014
Galleys/Furnishings	3/14/2014	4/15/2014
Antenna and Mounting Equipment	1/21/2014	2/21/2014
Avionics	3/14/2014	4/15/2014
Cabin Systems Equipment	3/14/2014	4/15/2014
Miscellaneous Emergeny Equipment	3/14/2014	4/15/2014
Textiles/Raw Material	11/23/2013	1/9/2014
Cargo Systems	2/28/2014	4/2/2014
Provision Kits	10/28/2013	12/2/2013
Radomes	1/14/2014	3/14/2014

Item	Preliminary On-Dock Dates
[Month of Delivery]

	July 2014 (2) Aircraft	August 2014 Aircraft
Seats	5/21/2014	6/20/2014
Galleys/Furnishings	5/14/2014	6/13/2014
Antenna and Mounting Equipment	3/21/2014	4/21/2014
Avionics	5/14/2014	6/13/2014
Cabin Systems Equipment	5/14/2014	6/13/2014
Miscellaneous Emergeny Equipment	5/14/2014	6/13/2014
Textiles/Raw Material	2/7/2014	3/10/2014
Cargo Systems	5/1/014	5/30/2014
Provision Kits	1/2/2014	1/30/2014
Radomes	4/14/2014	5/13/2014

P.A. No. 3323	BFE1-4	SA 1
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[Month of Delivery]

	September 2014 Aircraft	October 2014 Aircraft
Seats	7/23/2014	8/21/2014
Galleys/Furnishings	7/16/2014	8/14/2014
Antenna and Mounting Equipment	5/23/2014	6/20/2014
Avionics	7/16/2014	8/14/2014
Cabin Systems Equipment	7/16/2014	8/14/2014
Miscellaneous Emergeny Equipment	7/16/2014	8/14/2014
Textiles/Raw Material	4/9/2014	5/8/2014
Cargo Systems	7/2/2014	7/31/2014
Provision Kits	3/3/2014	3/31/2014
Radomes	6/16/2014	7/14/2014

Item	Preliminary On-Dock Dates
[Month of Delivery]

	January 2015 Aircraft	March 2015 Aircraft
Seats	11/18/2014	1/22/2015
Galleys/Furnishings	11/11/2014	1/15/2015
Antenna and Mounting Equipment	9/18/2014	11/23/2014
Avionics	11/11/2014	1/15/2015
Cabin Systems Equipment	11/11/2014	1/15/2015
Miscellaneous Emergeny Equipment	11/11/2014	1/15/2015
Textiles/Raw Material	8/4/2014	9/30/2014
Cargo Systems	10/28/2014	1/2/2015
Provision Kits	6/27/2014	9/2/2014
Radomes	9/11/2014	12/15/2014

P.A. No. 3323	BFE1-5	SA 1
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[Month of Delivery]

	May 2015 Aircraft	June 2015 Aircraft
Seats	3/20/2015	4/22/2015
Galleys/Furnishings	3/13/2015	4/15/2015
Antenna and Mounting Equipment	1/20/2015	2/23/2015
Avionics	3/13/2015	4/15/2015
Cabin Systems Equipment	3/13/2015	4/15/2015
Miscellaneous Emergeny Equipment	3/13/2015	4/15/2015
Textiles/Raw Material	11/21/2014	1/9/2015
Cargo Systems	2/27/2015	4/1/2015
Provision Kits	10/28/2014	12/1/2014
Radomes	1/14/2015	3/16/2015

Item	Preliminary On-Dock Dates
[Month of Delivery]

	July 2015 (3) Aircraft	August 2015 (3) Aircraft
Seats	5/20/2015	6/22/2015
Galleys/Furnishings	5/13/2015	6/15/2015
Antenna and Mounting Equipment	3/20/2015	4/15/2015
Avionics	5/13/2015	6/15/2015
Cabin Systems Equipment	5/13/2015	6/15/2015
Miscellaneous Emergeny Equipment	5/13/2015	6/15/2015
Textiles/Raw Material	2/6/2015	4/24/2015
Cargo Systems	4/29/2015	6/1/2015
Provision Kits	12/23/2014	2/2/2015
Radomes	4/13/2015	5/15/2015

P.A. No. 3323	BFE1-6	SA 1
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[Month of Delivery]

	September 2015 (3) Aircraft	October 2015 (3) Aircraft
Seats	7/23/2015	8/21/2015
Galleys/Furnishings	7/16/2015	8/14/2015
Antenna and Mounting Equipment	5/22/2105	6/22/2015
Avionics	7/16/2015	8/14/2015
Cabin Systems Equipment	7/16/2015	8/14/2015
Miscellaneous Emergeny Equipment	7/16/2015	8/14/2015
Textiles/Raw Material	4/9/2015	5/8/2015
Cargo Systems	7/2/2015	7/31/2015
Provision Kits	3/2/2015	3/31/2015
Radomes	6/16/2015	8/21/2015

Item	Preliminary On-Dock Dates
[Month of Delivery]

	December 2015 Aircraft	January 2016 (4) Aircraft
Seats	10/22/2015	11/18/2015
Galleys/Furnishings	10/15/2015	11/11/2015
Antenna and Mounting Equipment	8/21/2015	9/18/2015
Avionics	10/15/2015	11/11/2015
Cabin Systems Equipment	10/15/2015	11/11/2015
Miscellaneous Emergeny Equipment	10/15/2015	11/11/2015
Textiles/Raw Material	7/10/2015	8/6/2015
Cargo Systems	10/1/2015	10/28/2105
Provision Kits	6/1/2015	6/29/2015
Radomes	9/15/2015	10/12/2015

P.A. No. 3323	BFE1-7	SA 1
BOEING PROPRIETARY

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. No. 3323	BFE1-8	SA 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 93124-2207 6-1165-LY-403 Xiamen Airlines 22 Dailiao Road Xiamen, 361006 Fujian Province People’s Republic of China
Subject:	Special Matters

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C Block C aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Escalatable Dollar Credit Memoranda.    Boeing will provide the following credit memoranda at the time of delivery of each Aircraft. These credit memoranda are expressed in July 2008 base year dollars, and are subject to escalation in accordance with the applicable escalation provisions of the Purchase Agreement.

  1.1    Special Credit Memorandum.
           ***

  1.2    Customer Support Credit Memorandum.
           ***

P.A. No. 3323		SA 1
Special_Matters
BOEING PROPRIETARY

Xiamen Airlines 6-1165-LY-403 Page 2 1.3 Customer Loyalty Credit Memorandum.
***

2.         Assignment.     The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

3.         Confidential Treatment.    Customer understands that the commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except (a) as required by applicable law, governmental regulation or judicial process, (b) with the consent of Boeing, (c) to the counsel of providers of financing in connection with the Aircraft (each a "Finance Party"), (d) to bank examiners and auditors, (e) to any Finance Party or to any person with whom any Finance Party is in good faith conducting negotiations relating to the possible transfer and sale of such Finance Party's interest in the relevant Aircraft, if such entities described in (c), (d) and (e) shall have entered into an agreement similar to that contained in this clause whereby such entity agrees to hold such information confidential.

P.A. No. 3323		SA 1
Special_Matters
BOEING PROPRIETARY

Xiamen Airlines 6-1165-LY-403 Page 3

Very truly yours,

THE BOEING COMPANY

By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Sept. 30, 2010

XIAMEN AIRLINES

By

Its

P.A. No. 3323		SA 1
Special_Matters
BOEING PROPRIETARY

The Boeing Company P.O Box 3707 Seattle, WA 98124-2207 6-1165-LY-404 Xiamen Airlines 22 Dailiao Road Xiamen, 361006 Fujian Province People’s Republic of China
Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C Block C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer's rights or interpreting or performing Customer's obligations under the Purchase Agreement, subject to such parties' written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank's written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323	SA 1
Aircraft_Performance_Guarantees_Block C Aircraft
BOEING PROPRIETARY

Xiamen Airlines 6-1165-LY-404 Page 2

Very truly yours,

THE BOEING COMPANY
By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: Sept. 30, 2010

XIAMEN AIRLINES

By

Its

P.A. No. 3323	SA 1
Aircraft_Performance_Guarantees_Block C Aircraft
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

MODEL 737-800 WITH WINGLETS PERFORMANCE GUARANTEES

FOR XIAMEN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER'S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 3323
AERO-B-BBA4-M10-0591		SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

1	AIRCRAFT MODEL APPLICABILITY

                        ***

2	FLIGHT PERFORMANCE

                        ***

2.1	Takeoff

                        ***

2.2	Landing

                        ***

2.3	Speed

                        ***

P.A. No. 3323
AERO-B-BBA4-M10-0591		SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

2.4	Cruise Fuel Mileage

                        ***

2.5	Mission

                        ***

2.5.1	Mission Payload

                        ***

PA. No. 3323
AERO-B-BBA4-M10-0591		SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

Climbout
Maneuver:

Climb:

***

Cruise:

Descent:

Approach
and Landing
Maneuver:

P.A. No. 3323
AERO-B-BBA4-M10-0591		SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

Fixed
Allowances:                     ***

2.5.2	Manufacturer's Empty Weight Basis

The Manufacturer's Empty Weight (MEW) derived in Paragraph 2.5.3 is the basis for the mission guarantee of Paragraph 2.5.1.

P.A. No. 3323
AERO-B-BBA4-M10-059l		SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

2.5.3	737-800 Weight Summary - Xiamen Airlines

Pounds
Standard Model Specification MEW
Configuration Specification D019A001, Rev. N
Dated January 29, 2010
175 Tourist Class Passengers
CFM56-7 Engines
Standard Capacity Steel Brakes
156,000 Pounds (70,760 kg.) Maximum Taxi Weight
6,875 U.S. Gallons (26,024 l.) Fuel Capacity

Changes for Xiamen Airlines
Interior Change to 170 (8 FC/162 TC) Passengers* ***
(Ref: LOPA 377-2256 Revision B) (BSI interior)
172,000 Pounds (78,017 kg.) Maximum Taxi Weight
Audio Entertainment System
Video Entertainment System
Cargo Compartment Heavy Duty Linings and Panels (Fwd and Aft)
Extended Operations (ETOPS)
60 Minute Standby Power
Centerline Overhead Stowage Compartments (3)
Winglets
Additional Change Requests Allowance (Incl. Dual HF / Triple VHF)

Xiamen Airlines Manufacturer's Empty Weight (MEW)

Standard and Operational Items Allowance
(Paragraph 2.5.4)

Xiamen Airlines Operational Empty Weight (OEW)

	Quantity	Pounds	Pounds

* Seat Weight Included:
***
First Class Doubles w/2 In-Arm Food Trays
Tourist Class Triple
Tourist Class Triple w/3 In-Arm Food Trays

P.A. No. 3323
AERO-B-BBA4-M10-0591	SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

2.5.4	Standard and Operational Items Allowance

	Quantity	Pounds	Pounds	Pounds

Standard Items Allowance

Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable
Crew Masks and Goggles
Miscellaneous Equipment
Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts

Operational Items Allowance

Crew and Crew Baggage		***
Flight Crew
Cabin Crew
Navigation Bags & Manuals
Catering Allowance & Removable Inserts
First Class
Tourist Class
Crew
Galley Carts: 2 Half Size and 8 Full Size
Passenger Service Equipment
Potable Water#60 USG
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward
Escape Slides - Aft
Life Vests - Crew and Passengers
Life Rafts
Auto Radio Beacon (ELT)

Total Standard and Operational Items Allowance

P.A. No. 3323
AERO-B-BBA4-M10-0591	SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

3	MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001XIA38P-2 plus one percent.

4	AIRCRAFT CONFIGURATION

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001XIA38P-2 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2
The guarantee payload of Paragraph 2.5.1 will be adjusted by Boeing for the effect of the following on MEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2
The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31. 2007.

P.A. No. 3323
AERO-B-BBA4-M10-0591	SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4
The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5
The speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.6
The speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 26.2 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.5 pounds per U.S. gallon.

P.A. No. 3323
AERO-B-BBA4-M10-0591	SS10-0338
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-LY-404
CFM56-7B24E Engines

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

6.3
Compliance with the speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.5.4.

6.5	Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3323
AERO-B-BBA4-M10-0591	SS10-0338
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 6-1165-LY-405 Xiamen Airlines 22 Dailiao Road Xiamen, 361006 Fujian Province People’s Republic of China
Subject:	Payment Matters

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C Block C aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.           Advance Payments for the Aircraft - Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, may be deferred without interest until ten business days after the effective date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

2.           Other Scheduled Advance Payments.

As defined in Article 4 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 3 of the Purchase Agreement. The remainder of the Aircraft purchase price is due at delivery of each Aircraft.

P.A. No. 3323	SA 1
Payment_Matters
 BOEING PROPRIETARY

Xiamen Airlines 6-1165-LY-405 Page 2

3.           Remedy for Non Payment of Advance Payments.

Should Customer fail to make any advance payments, which are due pursuant to the Purchase Agreement, then Customer would provide notice to Boeing in writing on or before the day that an advance payment is due that they will be unable to meet the payment due date and will have (20) days to provide a resolution that is acceptable to Boeing (Notification Period). If, after the Notification Period has passed, no mutually satisfactory resolution has been reached, and Customer is still in arrears on the payment, then Boeing reserves all its rights and remedies, under the Purchase Agreement, including but not limited to: (i) rescheduling of Aircraft; (ii) cessation of activities related to the build of such Aircraft; and (iii) any other remedies which may be available to Boeing. Boeing will provide Customer ten days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such ten day notification period.

4. Effect of Aircraft Rescheduling.

If Boeing reschedules any Aircraft under the above provisions, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the ten day advance notice is given. Boeing agrees that all advance payments due on the effective date of the Supplemental Agreement may be deferred (without interest or penalty fees) ten business days, by which time Customer will pay all advance payments specified in the Supplemental Agreement as being due on or before that date.

5.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 3323	SA 1
Payment_Matters
BOEING PROPRIETARY

Xiamen Airlines 6-1165-LY-405 Page 3

Very truly yours,

THE BOEING COMPANY
By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Sept. 30, 2010

XIAMEN AIRLINES

By

Its

P.A. No. 3323	SA 1
Payment_Matters
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1165-LY-407 Xiamen Airlines 22 Dailiao Road Xiamen, 361006 Fujian Province People’s Republic of China
Subject:	Special Escalation Program

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C Block C aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.            Aircraft Applicability.

The terms of this Letter Agreement are applicable only to the firm Aircraft included in Table 3 of the Purchase Agreement at the time of signing, that have scheduled Delivery Dates during the time period through July 2016 (the Included Aircraft).

2.            Airframe Price Adjustment.
               ***

P.A. No. 3323	SA 1
Special_Escalation_Program_Block C Aircraft
BOEING PROPRIETARY

Xiamen Airlines
6-1165-LY-407

3.            Special Escalation Program Factor.

The Escalation Factor established in paragraph 2 above will be compared with the Special Escalation Program Factor for the corresponding delivery month and year set forth on Attachment 1 hereto.

3.1           If the Escalation Factor established in paragraph 2 is less than, or equal to, the Special Escalation Program Factor set forth on Attachment 1, such Escalation Factor shall be utilized to determine the final Aircraft Price at time of delivery.

3.2           If the Escalation Factor established in paragraph 2 is greater than the Special Escalation Program Factor set forth on Attachment 1, the Special Escalation Program Factor shall be utilized to determine the final Aircraft Price at time of delivery.

4.            Credit Memoranda.

All credit memoranda for the Included Aircraft that are defined in the Purchase Agreement as being escalated to delivery will be escalated in accordance with the above terms.

5.            Advance Payment Base Price.

The Advance Payment Base Price for each Included Aircraft will be calculated pursuant to ARTICLE 3.2 of the Purchase Agreement.

6.            Aircraft Not Included.

Aircraft that deliver after the time period set forth in Paragraph 1. above (the Not Included Aircraft) shall be escalated in accordance with the methodology set forth in Paragraph 2. above, using actual escalation, except that the starting point shall be from the July 2016 escalation factor, utilizing either the Escalation Factor or the Special Escalation Program Factor, that was actually employed pursuant to Paragraph 3. above. As such, the Not Included Aircraft will benefit from the Special Escalation Program as set forth above until July 2016. Escalation subsequent to that time will be in accordance with the standard escalation provisions of Supplemental Exhibit AE1 of the Purchase Agreement.

P.A. No. 3323	SA 1
Special_Escalation_Program_Block C Aircraft
BOEING PROPRIETARY

Xiamen Airlines
6-1165-LY-407

7.           Confidential Treatment.

Customer understands that the commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except (a) as required by applicable Law, governmental regulation or judicial process, (b) with the consent of Boeing, (c) to the counsel of providers of financing in connection with the Aircraft (each a "Finance Party"), (d) to bank examiners and auditors, (e) to any Finance Party or to any Person with whom any Finance Party is in good faith conducting negotiations relating to the possible transfer and sale of such Finance Party's interest in the relevant Aircraft, if such entities described in (c), (d) and (e) shall have entered into an agreement similar to that contained in this Clause whereby such entity agrees to hold such information confidential.

P.A. No. 3323	SA 1
Special_Escalation_Program_Block C Aircraft
BOEING PROPRIETARY

Xiamen Airlines 6-1165-LY-407 Page 4

Very truly yours,

THE BOEING COMPANY

By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Sept. 30, 2010

XIAMEN AIRLINES

By

Its

P.A. No. 3323	SA 1
Special_Escalation_Program_Block C Aircraft
BOEING PROPRIETARY

Attachment 1 to
6-1165-LY-407

SPECIAL ESCALATION PROGRAM FACTORS

Included Aircraft with scheduled Delivery Dates:

Calendar Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2015	***	***	***	***	***	***	***	***	***	***	***	***
2016	***	***	***	***	***	***	***	***	***	***	***	***

Note:

P.A. No. 3323	SA 1
Special_Escalation_Program_Block C Aircraft
BOEING PROPRIETARY